Exhibit 10.7

Amendment Memorandum

Honda Motor Co., Ltd. (hereinafter referred to as “Honda”) and Micware Automotive Co., Ltd. (which succeeded the business of Micware Co., Ltd. as of March 1, 2024; hereinafter referred to as “Micware”) hereby enter into this memorandum (hereinafter referred to as “this Memorandum”) with respect to the “Basic Agreement for Long-Term Development Commission” dated September 24, 2019, executed between Honda and Micware Co., Ltd. (hereinafter referred to as “the Original Agreement”), as follows.

Article 1 (Amendment of Provisions)

1.	The preamble of the Original Agreement shall be amended as follows:

[Before Amendment]

Honda R&D Co., Ltd. (hereinafter referred to as “Honda”) and Micware Co., Ltd. (hereinafter referred to as “Micware”) hereby confirm that Micware is a long-term strategic partner in relation to the development of Honda’s software platform for IVI (In-Vehicle Infotainment) for “[****]” and enter into this Agreement as follows.

[After Amendment]

Honda R&D Co., Ltd. (hereinafter referred to as “Honda”) and Micware Co., Ltd. (hereinafter referred to as “Micware”) hereby confirm that Micware is a long-term strategic partner in relation to the development of Honda’s software platform for IVI (In-Vehicle Infotainment) for “[****]” and “[****]” and enter into this Agreement as follows.

2.	Amendment to Article 1 of the Original Agreement (Purpose of this Agreement)

The text of Article 1 of the Original Agreement shall be amended as follows:

[Before Amendment]

The purpose of this Agreement is to stipulate the basic conditions when Honda, in implementing the development of the IVI platform for “[****]” (hereinafter referred to as “the Development”), entrusts such development to Micware based on an Individual Agreement separately concluded pursuant to the provisions of Article 2.

[After Amendment]

The purpose of this Agreement is to stipulate the basic conditions when Honda, in implementing the development of the IVI platform for “[****]” and “[****]” (hereinafter referred to as “the Development”), entrusts such development to Micware based on an Individual Agreement separately concluded pursuant to the provisions of Article 2.

3.	Amendment to Article 2 of the Original Agreement (Individual Agreements)

Article 2 of the Original Agreement shall be amended as follows:

[Before Amendment]

When Honda entrusts to Micware a part of the work (hereinafter referred to as “Commissioned Work”) in connection with the Development, the contract concerning the Commissioned Work shall be established by both parties affixing their names and seals to a written document stating the details of the Commissioned Work, the details of the Deliverables, the delivery date of the Deliverables, the amount of the consideration for the Commissioned Work, and other matters (hereinafter referred to as “Individual Agreement”). Unless otherwise agreed between the parties, the form of the Individual Agreement shall be the Development Commission Individual Agreement attached as Appendix 1 to this Agreement. Furthermore, Honda and Micware shall endeavor to promptly carry out internal approval, authorization, and other procedures necessary for the conclusion of such Individual Agreement.

[After Amendment]

When Honda entrusts to Micware a part of the work (hereinafter referred to as “Commissioned Work”) in connection with the Development, the contract concerning the Commissioned Work shall be established by both parties affixing their names and seals to a written document stating the details of the Commissioned Work, the details of the Deliverables, the delivery date of the Deliverables, the amount of the consideration for the Commissioned Work, and other matters (hereinafter referred to as “Individual Agreement”). When the parties affix their signatures and seals, the form of the Individual Agreement shall, unless otherwise agreed between the parties, be the “Development Outsourcing Individual Agreement” attached hereto as Appendix 1. Both Honda and Micware shall endeavor to promptly carry out internal approval procedures, decision-making, and other administrative tasks necessary for the conclusion of such Individual Agreement.

4.	Amendment to Article 19 of the Original Agreement (Term)

Article 19 of the Original Agreement shall be amended as follows:

[Before Amendment]

The term of validity of this Agreement shall be from the date of execution of this Agreement until December 31, 2023; provided, however, that if any Individual Agreement concluded during the term of this Agreement remains valid after the expiration of such term, this Agreement shall also remain valid until the expiration of the term of such Individual Agreement.

[After Amendment]

The term of validity of this Agreement shall be from the date of execution of this Agreement until December 31, 2026; provided, however, that if any Individual Agreement concluded during the term of this Agreement remains valid after the expiration of such term, this Agreement shall also remain valid until the expiration of the term of such Individual Agreement.

Article 2 (Relationship with the Original Agreement)

This Memorandum shall prevail over the Original Agreement. Matters not stipulated in this Memorandum shall be governed by the Original Agreement.

Article 3 (Effective Date)

Notwithstanding the date of execution of this Memorandum, the effectiveness of this Memorandum shall commence on December 31, 2023.

Article 4 (Matters for Consultation)

Any matters not stipulated in this Memorandum or the Original Agreement, or any doubts arising therefrom, shall be discussed and resolved in good faith by both Honda and Micware.

IN WITNESS WHEREOF, this Memorandum has been executed in two originals, with each party retaining one copy after affixing its signature and seal.

Date: February 6th, 2025

Honda Motor Co., Ltd. 4630 Shimotakanezawa, Haga-machi, Haga-gun, Tochigi, Japan General Manager [****]	Micware Automotive Co., Ltd. 59 Naniwamachi, Chuo-ku, Kobe, Hyogo, Japan Representative Director and President [****]

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